Subsequent Events	12 Months Ended
Dec. 31, 2011
Subsequent Events [Abstract]
Subsequent Events

24. Subsequent Events

Acquisitions and Dispositions

2012 Pending Dispositions

MetLife Bank

As discussed in Note 2, MetLife Bank and MetLife, Inc. entered into a definitive agreement to sell most of the depository business of MetLife Bank to GE Capital Bank (formerly known as GE Capital Financial Inc.). In September 2012, this agreement was amended. Under the new structure, MetLife Bank’s depository business would be assumed by GE Capital Retail Bank, rather than by GE Capital Bank. The key terms of the agreement, whereby a GE Capital affiliate will acquire approximately $7 billion in MetLife Bank deposits, including certificates of deposit and money market accounts, remain unchanged. The transaction, as amended, will now be subject to approval by the OCC, the primary regulator of GE Capital Retail Bank, and other customary closing conditions. The approval of the Federal Deposit Insurance Corporation (“FDIC”) will no longer be required for the transaction. Upon completion of the sale, MetLife Bank would take the remaining administrative steps with the FDIC to terminate its deposit insurance and MetLife, Inc. would deregister as a bank holding company.

Additionally, in January 2012, MetLife, Inc. announced it was exiting the business of originating forward residential mortgage loans and, in April 2012, announced it was exiting the businesses of originating and servicing reverse residential mortgage loans and that it and MetLife Bank entered into a definitive agreement to sell MetLife Bank’s reverse mortgage servicing portfolio. In June 2012, the Company sold the majority of MetLife Bank’s reverse mortgage servicing rights and related assets and liabilities, with the remainder sold in September 2012 pursuant to the same sales agreement. Also, in the third quarter of 2012, MetLife began exploring the sale of MetLife Bank’s forward mortgage servicing assets and operations. On November 2, 2012, MetLife, Inc. and MetLife Bank entered into a definitive agreement to sell MetLife Bank’s forward mortgage servicing portfolio to JPMorganChase Bank, N.A. The transaction is subject to certain regulatory approvals and other customary closing conditions. Upon entering into this agreement, MetLife Bank has committed to sell or has otherwise exited most of its operations.

In conjunction with exiting the depository, reverse mortgage servicing rights and mortgage loan origination businesses, for the nine months ended September 30, 2012, the Company recorded a net loss of $155 million, net of income tax, related to the loss on disposal of the reverse mortgage servicing rights, lease impairments, other employee-related charges, impairments on mortgage loans, and gains (losses) on securities and mortgage loans sold. The Company expects to incur additional charges of $10 million to $40 million, net of income tax, through 2013, related to exiting these businesses. For reverse mortgage servicing rights, collective net assets of $140 million were sold for $38 million in net consideration. In conjunction with the sale of reverse servicing rights, the Company also de-recognized $9.1 billion of the associated securitized reverse residential mortgage loans that previously did not qualify as sales, as well as the corresponding liability of $9.1 billion related to these mortgage loans, from the consolidated balance sheet. In addition, the total assets and liabilities recorded in the consolidated balance sheets related to the depository and origination businesses were approximately $6.8 billion and $6.0 billion at September 30, 2012, respectively, and $11.3 billion and $10.5 billion at December 31, 2011, respectively. These businesses did not qualify for classification as discontinued operations under GAAP.

MetLife Bank has historically taken advantage of collateralized borrowing opportunities with the FHLB of NY. In January 2012, MetLife Bank discontinued taking advances from the FHLB of NY. In April 2012, MetLife Bank transferred cash to MLIC related to $3.8 billion of outstanding advances which had been included in long-term debt, and MLIC assumed the associated obligations under terms similar to those of the transferred advances by issuing funding agreements which are included in PABs.

Caribbean Business

As discussed in Note 2, the Company entered into an agreement to sell its Caribbean Business. During the third quarter of 2012, regulatory approvals have been received and closings have taken place in the majority of the jurisdictions. The net assets sold were $127 million. The Company recorded an additional loss of $8 million, net of income tax, related to these closings. Sales in the remaining jurisdictions are expected to close in the fourth quarter of 2012, subject to regulatory approval and other customary closing conditions in each of the jurisdictions. The results of the Caribbean Business are included in continuing operations.

American Life U.K. Assumption Reinsurance

During July 2012, the Company completed the disposal, through a ceded assumption reinsurance agreement, of certain closed blocks of business in the U.K., to a third party. Simultaneously, the Company recaptured from the third party the indemnity reinsurance agreement related to this business, previously reinsured as of July 1, 2011. These transactions resulted in a decrease in both insurance and reinsurance assets and liabilities of $4.1 billion. The Company recognized a gain of $34 million, net of income tax, on the transactions.

2010 Acquisition of ALICO

Contingent Consideration

As discussed in Note 2, the Company guaranteed that the fair value of a fund of assets backing certain U.K. unit-linked contracts would have a value of at least £1 per unit on July 1, 2012. At July 1, 2012, the shortfall between the aggregate guaranteed amount and the fair value of the fund was less than £106 million, resulting in a payment of $108 million by the Company to AIG during the third quarter of 2012.

Branch Restructuring

During the second quarter of 2012, and in accordance with the Closing Agreement with the Commissioner of the IRS as discussed in Note 2, the Company transferred the business of the Japan branch to a newly incorporated wholly-owned subsidiary in Japan, MetLife Alico Life Insurance K. K. (“MLKK”). Also during the second quarter of 2012, the Company revised the estimate of the valuation allowance required for U.S. deferred tax assets relating to the ongoing restructuring of American Life’s other non-U.S. branches. At December 31, 2011 the Company had recorded a valuation allowance related to the branch restructuring of $720 million to reduce the net amount of U.S. deferred tax assets to an amount that is more likely than not realizable. See Note 15. This valuation allowance was reduced to $118 million at September 30, 2012. The net reduction in the valuation allowance was primarily due to the following factors:

•	Additional U.S. deferred tax assets that were determined to be realizable;

•	Additional tax basis in assets as a result of the gain recognized related to the branch restructuring that more likely than not will not be realizable; and

•	A reduction in both the gross deferred tax asset and the valuation allowance related to the completion of the Company’s transfer of the Japan branch business to MLKK.

The following table provides a rollforward of the deferred tax asset valuation allowance associated with the branch restructuring:

	Nine Months Ended September 30, 2012
	Japan	Other Non-U.S. Branches	Total
	(In millions)
Balance, beginning of period	$566	$154	$720
Income tax expense (benefit)	10	(11)	(1)
Deferred income tax expense (benefit) related to unrealized investment gains (losses)	320	(25)	295
Offsetting reduction in gross deferred tax asset related to the branch transfer to subsidiary	(896)	—	(896)

Balance, end of period	$—	$118	$118

The liability recognized in purchase accounting as of the Acquisition Date for the anticipated and estimated costs associated with restructuring American Life’s foreign branches into subsidiaries in connection with the Closing Agreement (see Note 2) has been reduced based on payments through September 30, 2012. In addition, based on revised estimates of anticipated costs, this liability was reduced by $35 million, resulting in a liability of $92 million at September 30, 2012.

Goodwill

The Company tests goodwill for impairment during the third quarter of each year at the reporting unit level based upon data at June 30 of that year. A reporting unit is the operating segment or a business one level below the operating segment, if discrete financial information is prepared and regularly reviewed by management at that level. Step 1 of the goodwill impairment process requires a comparison of the fair value of a reporting unit to its carrying value. To determine the fair values for our reporting units, the Company generally applies a market multiple and/or discounted cash flow (“DCF”) valuation approach. The market multiple valuation approach utilizes market multiples of companies with similar businesses and the projected operating earnings of the reporting unit. The DCF valuation approach requires judgments about revenues, operating earnings projections, capital market assumptions and discount rates.

Since the market multiple and DCF valuation techniques indicated that the fair value of the Retail Annuities reporting unit was below its carrying value, an actuarial appraisal, which estimates the net worth of the reporting unit, the value of existing business and the value of new business, was also performed. This appraisal also resulted in a fair value of the Retail Annuities reporting unit that was less than the carrying value, indicating a potential for goodwill impairment. The growing concern regarding an extended period of low interest rates was reflected in the fair value estimate, particularly on the returns a market buyer would assume on the fixed income portion of separate account annuity products. In addition, industry-wide inquiries by regulators on the use of affiliated captive reinsurers for off-shore entities to reinsure insurance risks may limit access to this type of capital structure. As a result, a market buyer may discount the ability to fully utilize these structures, which also affected the fair value estimate of the reporting unit. Accordingly, the Company performed Step 2 of the goodwill impairment process, which compares the implied fair value of goodwill with the carrying value of that goodwill in the reporting unit to calculate the amount of goodwill impairment. The Company determined that all of the recorded goodwill associated with the Retail Annuities reporting unit was not recoverable and recorded a non-cash charge of $1.9 billion ($1.6 billion, net of income tax) for the impairment of the entire goodwill balance at September 30, 2012.

In addition, the Company performed its annual goodwill impairment tests of its other reporting units during the third quarter of 2012 using a market multiple and/or DCF valuation approach based upon data at June 30, 2012 and concluded that the fair values of all such reporting units were in excess of their carrying values and, therefore, goodwill was not impaired.

As anticipated, in the third quarter of 2012, the Company continued to realign certain products and businesses among its existing segments. As a result, the Company reallocated goodwill from the former segments to and among the new segments based on the relative fair value method. As a result of the realignment during the third quarter, the Company performed an analysis to identify all reporting units under the revised structure. Based on a qualitative assessment performed, the Company concluded that at September 30, 2012 there were no indicators of a scenario in which it was more likely than not that any reporting units had a carrying value that exceeded fair value, and thus, no further impairment analysis was performed.

Management continues to evaluate current market conditions that may affect the estimated fair value of the reporting units to assess whether any goodwill impairment exists. Deteriorating or adverse market conditions for certain reporting units may have a significant impact on the estimated fair value of these reporting units and could result in future impairments of goodwill.

At September 30, 2012, the Company’s accumulated goodwill impairment loss was $1.9 billion, of which $1.7 billion was recorded in Retail and $241 million was recorded in Corporate & Other.

Long-term Debt

Senior Notes

In August 2012, MetLife, Inc. issued $750 million of senior notes due in August 2042. The senior notes bear interest at a fixed rate of 4.125% payable semi-annually. In connection with the issuance, MetLife, Inc. incurred $7 million of related costs which have been capitalized and included in other assets. These costs are being amortized over the term of the senior notes.

Credit Facility

In September 2012, MetLife, Inc. and MetLife Funding, Inc. entered into a $1.0 billion five-year credit agreement which amended and restated the three-year agreement dated October 2010. All borrowings under the 2012 five-year credit agreement must be repaid by September 2017, except that letters of credit outstanding on that date may remain outstanding until no later than September 2018. MetLife, Inc. incurred costs of $4 million related to the amended and restated credit facility, which have been capitalized and included in other assets. These costs will be amortized over the remaining term of the amended and restated facility.

Collateral Financing Arrangements Associated with the Closed Block

In June 2012, following regulatory approval, MRC, a wholly-owned subsidiary of MetLife, Inc., repurchased and canceled $451 million in aggregate principal amount of surplus notes (the “June 2012 Partial Repurchase”) that MRC issued in December 2007 in connection with MLIC reinsuring a portion of its closed block liabilities to MRC. Payments made by MetLife, Inc. in June 2012 associated with the June 2012 Partial Repurchase, which also included payments made to the unaffiliated financial institution with which MetLife, Inc. entered into an agreement in 2007 in connection with the issuance of the surplus notes, totaled $451 million, exclusive of accrued interest on the surplus notes. At September 30, 2012, the amount of the surplus notes issued by MRC that remained outstanding was $1.4 billion. See Note 12.

Remarketing of Senior Debt Securities and Settlement of Stock Purchase Contracts

In October 2012, MetLife, Inc. closed the successful remarketing of the Series C portion of the senior debt securities underlying the common equity units. The Series C senior debt securities were remarketed as 1.756% Series C senior debt securities Tranche 1 and 3.048% Series C senior debt securities Tranche 2, due December 2017 and 2022, respectively. MetLife, Inc. did not receive any proceeds from the remarketing. Common equity unit holders used the remarketing proceeds to settle their payment obligations under the applicable stock purchase contract. The subsequent settlement of the stock purchase contracts occurred in October 2012, providing proceeds to MetLife, Inc. of $1.0 billion in exchange for shares of MetLife, Inc.’s common stock. MetLife, Inc. delivered 28,231,956 shares of its newly issued common stock to settle the stock purchase contracts. See Note 14.

Litigation

Matters as to Which an Estimate Can Be Made

For some of the matters disclosed below and in Note 16, the Company is able to estimate a reasonably possible range of loss. For such matters where a loss is believed to be reasonably possible, but not probable, no accrual has been made. The Company currently estimates the aggregate range of reasonably possible losses in excess of amounts accrued for these matters to be approximately $0 to $145 million.

Asbestos-Related Claims

In addition to the asbestos-related claims discussed in Note 16, MLIC received approximately 3,909 new asbestos-related claims during the nine months ended September 30, 2012.

Regulatory Matters

MetLife Bank Mortgage Regulatory and Law Enforcement Authorities’ Inquiries.  Since 2008, MetLife, through its affiliate, MetLife Bank, has been engaged in the forward and reverse residential mortgage origination and servicing business. State and federal regulatory and law enforcement authorities have initiated various inquiries, investigations or examinations of alleged irregularities in the foreclosure practices of the residential mortgage servicing industry. Mortgage servicing practices have also been the subject of Congressional attention. Authorities have publicly stated that the scope of the investigations extends beyond foreclosure documentation practices to include mortgage loan modification and loss mitigation practices.

On April 13, 2011, the OCC entered into consent decrees with several banks, including MetLife Bank. The consent decrees require an independent review of foreclosure practices and set forth new residential mortgage servicing standards, including a requirement for a designated point of contact for a borrower during the loss mitigation process. In addition, the Board of Governors of the Federal Reserve System (the “Federal Reserve Board”) entered into consent decrees with the affiliated bank holding companies of these banks, including MetLife, Inc., to enhance the supervision of the mortgage servicing activities of their banking subsidiaries. On August 6, 2012, the Federal Reserve Board issued an Order of Assessment of a Civil Monetary Penalty Issued Upon Consent against MetLife, Inc. that will impose a penalty of up to $3.2 million for the alleged deficiencies in oversight of MetLife Bank’s servicing of residential mortgage loans and processing foreclosures that were the subject of the 2011 consent decree.

MetLife Bank also had a meeting with the Department of Justice regarding mortgage servicing and foreclosure practices. It is possible that various state or federal regulatory and law enforcement authorities may seek monetary penalties from MetLife Bank relating to foreclosure practices.

MetLife Bank has also responded to a subpoena issued by the New York State Department of Financial Services (“Department of Financial Services”) regarding hazard insurance and flood insurance that MetLife Bank obtains to protect the lienholder’s interest when the borrower’s insurance has lapsed. In April and May 2012, MetLife Bank received two subpoenas issued by the Office of Inspector General for the U.S. Department of Housing and Urban Development regarding Federal Housing Administration (“FHA”) insured loans. In June and September 2012, MetLife Bank received two Civil Investigative Demands that the U.S. Department of Justice issued as part of a False Claims Act investigation of allegations that MetLife Bank had improperly originated and/or underwritten loans insured by the FHA.

The consent decrees, as well as the inquiries or investigations referred to above, could adversely affect MetLife’s reputation or result in material fines, penalties, equitable remedies or other enforcement actions, and result in significant legal costs in responding to governmental investigations or other litigation. In addition, the changes to the mortgage servicing business required by the consent decrees and the resolution of any other inquiries or investigations may affect the profitability of such business. The Company is unable to estimate the reasonably possible loss or range of loss arising from the MetLife Bank regulatory matters. Management believes that the Company’s consolidated financial statements as a whole will not be materially affected by the MetLife Bank regulatory matters.

United States of America v. EME Homer City Generation, L.P., et al. (W.D. Pa., filed January 4, 2011).  On January 4, 2011, the U.S. commenced a civil action in United States District Court for the Western District of Pennsylvania against EME Homer City Generation L.P. (“EME Homer City”), Homer City OL6 LLC, and other defendants regarding the operations of the Homer City Generating Station, an electricity generating facility. Homer City OL6 LLC, an entity owned by MLIC, is a passive investor with a noncontrolling interest in the electricity generating facility, which is solely operated by the lessee, EME Homer City. The complaint sought injunctive relief and assessment of civil penalties for alleged violations of the federal Clean Air Act and Pennsylvania’s State Implementation Plan. The alleged violations were the subject of Notices of Violations (“NOVs”) that the Environmental Protection Agency (“EPA”) issued to EME Homer City, Homer City OL6 LLC, and others in June 2008 and May 2010. On January 7, 2011, the United States District Court for the Western District of Pennsylvania granted the motion by the Pennsylvania Department of Environmental Protection and the State of New York to intervene in the lawsuit as additional plaintiffs. On February 16, 2011, the State of New Jersey filed an Intervenor’s Complaint in the lawsuit. On October 12, 2011, the court issued an order dismissing the U.S.’s lawsuit with prejudice. The Government entities have appealed from the order granting defendants’ motion to dismiss. EME Homer City has acknowledged its obligation to indemnify Homer City OL6 LLC for any claims relating to the NOVs. In a February 13, 2012 letter to EME Homer City, Homer City OL6 LLC and others, the Sierra Club indicated its intent to sue for alleged violations of the Clean Air Act and to seek to enjoin the alleged violations, seek unspecified penalties and attorneys’ fees, and other relief. Homer City OL6 LLC has served a claim for indemnification on EME Homer City with respect to the February 13, 2012 letter.

In the Matter of Chemform, Inc. Site, Pompano Beach, Broward County, Florida.  In July 2010, the EPA advised MLIC that it believed payments were due under two settlement agreements, known as “Administrative Orders on Consent,” that New England Mutual Life Insurance Company (“New England Mutual”) signed in 1989 and 1992 with respect to the cleanup of a Superfund site in Florida (the “Chemform Site”). The EPA originally contacted MLIC (as successor to New England Mutual) and a third party in 2001, and advised that they owed additional clean-up costs for the Chemform Site. The matter was not resolved at that time. The EPA is requesting payment of an amount under $1 million from MLIC and such third party for past costs and an additional amount for future environmental testing costs at the Chemform Site. In June 2012, the EPA, MLIC, and the third party executed an Administrative Order on Consent under which MLIC and the third party have agreed to be responsible for certain environmental testing at the Chemform site. The Company estimates that its costs for the environmental testing will not exceed $100,000. The June 2012 Administrative Order on Consent does not resolve the EPA’s claim for past clean-up costs. The EPA may seek additional costs if the environmental testing identifies issues. The Company estimates that the aggregate cost to resolve this matter will not exceed $1 million.

Metco Site, Hicksville, Nassau County, New York.  On February 22, 2012, the New York State Department of Environmental Conservation issued a notice to MLIC, as purported successor in interest to New England Mutual, that it is a potentially responsible party with respect to hazardous substances and hazardous waste located on a property that New England Mutual owned for a time in 1978. MLIC has responded to the Department of Environmental Conservation and asserted that it is not a potentially responsible party under the law.

Unclaimed Property Inquiries and Related Litigation

In April 2012, the Company reached agreements with representatives of the U.S. jurisdictions that were conducting audits of MetLife, Inc. and certain of its affiliates for compliance with unclaimed property laws, and with state insurance regulators directly involved in a multistate targeted market conduct examination relating to claim-payment practices and compliance with unclaimed property laws. The effectiveness of each agreement was conditioned upon the approval of a specified number of jurisdictions. In each case, the threshold for effectiveness has been reached. Pursuant to the agreements, the Company will, among other things, take specified action to identify liabilities under life insurance, annuity, and retained asset contracts, to adopt specified procedures for seeking to contact and pay owners of the identified liabilities, and, to the extent that it is unable to locate such owners, to escheat these amounts with interest at a specified rate to the appropriate states. Additionally, the Company has agreed to accelerate the final date of certain industrial life policies and to escheat unclaimed benefits of such policies. Pursuant to the agreement to resolve the market conduct examination, the Company made a $40 million multi-state examination payment to be allocated among the settling states. In the third quarter of 2011, the Company incurred a $117 million after tax charge to increase reserves in connection with the Company’s use of the U.S. Social Security Administration’s Death Master File and similar databases to identify potential life insurance claims that had not been presented to the Company. In the first quarter of 2012, the Company recorded a $52 million after tax charge for the multi-state examination payment and the expected acceleration of benefit payments to policyholders under the settlements. On September 20, 2012, the West Virginia Treasurer filed an action against MLIC in West Virginia state court (West Virginia ex rel. John D. Perdue v. Metropolitan Life Insurance Company, Circuit Court of Putnam County, Civil Action No. 12-C-295) alleging that the Company violated the West Virginia Uniform Unclaimed Property Act, seeking to compel compliance with the Act, and seeking payment of unclaimed property, interest, and penalties. At least one other jurisdiction is pursuing a similar market conduct examination concerning compliance with unclaimed property statutes. It is possible that other jurisdictions may pursue similar examinations, audits or lawsuits and that such actions may result in additional payments to beneficiaries, additional escheatment of funds deemed abandoned under state laws, administrative penalties, interest, and/or further changes to the Company’s procedures. The Company is not currently able to estimate these additional possible costs.

Total Asset Recovery Services, LLC on behalf of the State of Illinois v. MetLife, Inc., et. al. (Cir. Ct. Cook County, IL, filed January 24, 2011).  Alleging that MetLife, Inc. and another company have violated the Illinois Uniform Disposition of Unclaimed Property Act by failing to escheat to Illinois benefits of 4,766 life insurance contracts, Total Asset Recovery Services, LLC (“the Relator”) has brought an action under the Illinois False Claims Whistleblower Reward and Protection Act seeking to recover damages on behalf of Illinois. MetLife, Inc. and MLIC have moved to dismiss the action. On September 6, 2012, the court granted the Relator’s unopposed motion to dismiss all of its claims.

Total Asset Recovery Services, LLC on behalf of the State of Minnesota v. MetLife, Inc., et. al. (District Court, County of Hennepin, MN, filed January 31, 2011).  Alleging that MetLife, Inc. and another company have violated the Minnesota Uniform Disposition of Unclaimed Property Act by failing to escheat to Minnesota benefits of 584 life insurance contracts, the Relator has brought an action under the Minnesota False Claims Act seeking to recover damages on behalf of Minnesota. Based on the allegations in the complaint, it appears that the Relator may have improperly named MetLife, Inc. as a defendant instead of MLIC. The action was sealed by court order until March 22, 2012. The Relator alleges that the aggregate damages, including statutory damages and treble damages, are $228 million. The Relator does not allocate this claimed damage amount between MetLife, Inc. and the other defendant. The Relator also bases its damage calculation in part on its assumption that the average face amount of the subject policies is $130,000. MetLife, Inc. strongly disputes this assumption, the Relator’s alleged damages amounts, and other allegations in the complaint. MetLife, Inc. and MLIC have moved to dismiss the action.

City of Westland Police and Fire Retirement System v. MetLife, Inc., et. al. (S.D.N.Y., filed January 12, 2012).  Seeking to represent a class of persons who purchased MetLife, Inc. common shares between February 2, 2010, and October 6, 2011, the plaintiff filed an action alleging that MetLife, Inc. and several current and former executive officers of MetLife, Inc. violated the Securities Exchange Act of 1934 and Rule 10b-5 promulgated thereunder by issuing, or causing MetLife, Inc. to issue, materially false and misleading statements concerning MetLife, Inc.’s potential liability for millions of dollars in insurance benefits that should have been paid to beneficiaries or escheated to the states. In May 2012, plaintiff amended the complaint to add defendants including members of the MetLife, Inc. Board of Directors and several other parties and to add claims for violations of the Securities Act of 1933. Plaintiff seeks unspecified compensatory damages and other relief. Defendants have moved to dismiss the action.

City of Birmingham Retirement and Relief System v. MetLife, Inc., et. al. (N.D. Alabama, filed in state court on July 5, 2012 and removed to federal court on August 3, 2012).  Seeking to represent a class of persons who purchased MetLife, Inc. common equity units in or traceable to a public offering in March 2011, the plaintiff filed an action alleging that MetLife, Inc., certain current and former directors and executive officers of MetLife, Inc., and various underwriters violated several provisions of the Securities Act of 1933 related to the filing of the registration statement by issuing, or causing MetLife, Inc. to issue, materially false and misleading statements and/or omissions concerning MetLife, Inc.’s potential liability for millions of dollars in insurance benefits that should have been paid to beneficiaries or escheated to the states. Plaintiff seeks unspecified compensatory damages and other relief. Defendants removed this action to federal court, and plaintiff has moved to remand the action to state court. The defendants intend to defend this action vigorously.

Derivative Actions and Demands.  Seeking to sue derivatively on behalf of MetLife, Inc., four shareholders have commenced separate actions against members of the MetLife, Inc. Board of Directors, alleging that they breached their fiduciary and other duties to the Company. The actions are Fishbaum v. Kandarian, et al. (Sup. Ct., New York County, filed January 27, 2012), Batchelder v. Burwell, et al. (Sup. Ct., New York County, filed March 6, 2012), Mallon v. Kandarian, et al. (S.D.N.Y., filed March 28, 2012), and Martino v. Kandarian, et al. (S.D.N.Y., filed April 19, 2012). The two federal court actions have been consolidated and have been stayed pending further order of the court. The two state court actions have been consolidated under the caption In re: MetLife Shareholder Derivative Action and an amended complaint has been filed. Plaintiffs in all four actions allege that the defendants failed to ensure that the Company complied with state unclaimed property laws and to ensure that the Company accurately reported its earnings. Plaintiffs allege that because of the defendants’ breaches of duty, MetLife, Inc. has incurred damage to its reputation and has suffered other unspecified damages. The defendants intend to defend these actions vigorously. A fifth shareholder, Western Pennsylvania Electrical Workers Pension Fund, has written to the MetLife, Inc. Board of Directors demanding that MetLife, Inc. take action against current and former Board members, executive officers, and MetLife, Inc.’s independent auditor, for similar alleged breaches of duty with respect to the Company’s compliance with unclaimed property laws and financial disclosures. The MetLife, Inc. Board of Directors has appointed a Special Committee to investigate these allegations. On September 24, 2012, counsel for the Special Committee apprised this shareholder’s counsel that the Board of Directors had reviewed the issues and rejected the demand.

Total Control Accounts Litigation and Regulatory Actions

MLIC is a defendant in a consolidated lawsuit related to its use of retained asset accounts, known as Total Control Accounts (“TCA”), as a settlement option for death benefits.

Keife, et al. v. Metropolitan Life Insurance Company (D. Nev., filed in state court on July 30, 2010 and removed to federal court on September 7, 2010); and Simon v. Metropolitan Life Insurance Company (D. Nev., filed November 3, 2011).  These putative class action lawsuits, which have been consolidated, raise breach of contract claims arising from MLIC’s use of the TCA to pay life insurance benefits under the Federal Employees’ Group Life Insurance (“FEGLI”) program. Specifically, plaintiffs allege that under the terms of the FEGLI policy, MLIC is required to make “immediate” payment of death benefits in “one sum.” MLIC, plaintiff alleges, breached this duty by instead retaining the death benefits in its general investment account and sending beneficiaries a “book of drafts” known as the “TCA Money Market Option” as the only means by which funds can be accessed. As damages, plaintiffs seek disgorgement of the difference between the interest paid to the account holders and the investment earnings on the assets backing the accounts. In September 2010, plaintiffs filed a motion for class certification of the breach of contract claim, which the court has stayed. On April 28, 2011, the court denied MLIC’s motion to dismiss. On May 4, 2012, MLIC moved for summary judgment.

Various state regulators have also taken actions with respect to retained asset accounts. The Department of Financial Services issued a circular letter on March 29, 2012 stating that an insurer should only use a retained asset account when a policyholder or beneficiary affirmatively chooses to receive life insurance proceeds through such an account and providing for certain disclosures to a beneficiary, including that payment by a single check is an option. In connection with an ongoing market conduct exam, MLIC has entered into a consent order with the Minnesota Department of Commerce regarding MLIC’s use of TCAs as a default option.

The Company is unable to estimate the reasonably possible loss or range of loss arising from the TCA matters.

Other U.S. Litigation

Merrill Haviland, et al. v. Metropolitan Life Insurance Company (E.D. Mich., removed to federal court on July 22, 2011).  This lawsuit was filed by 45 retired General Motors (“GM”) employees against MLIC and the amended complaint includes claims for conversion, unjust enrichment, breach of contract, fraud, intentional infliction of emotional distress, fraudulent insurance acts, unfair trade practices, and Employee Retirement Income Security Act of 1974 (“ERISA”) claims based upon GM’s 2009 reduction of the employees’ life insurance coverage under GM’s ERISA-governed plan. The complaint includes a count seeking class action status. MLIC is the insurer of GM’s group life insurance plan and administers claims under the plan. According to the complaint, MLIC had previously provided plaintiffs with a “written guarantee” that their life insurance benefits under the GM plan would not be reduced for the rest of their lives. On June 26, 2012, the district court granted MLIC’s motion to dismiss the complaint. Plaintiffs have appealed that decision to the United States Court of Appeals for the Sixth Circuit.

McGuire v. Metropolitan Life Insurance Company (E.D. Mich., filed February 22, 2012).  This lawsuit was filed by the fiduciary for the Union Carbide Employees’ Pension Plan and alleges that MLIC, which issued annuity contracts to fund some of the benefits the Plan provides, engaged in transactions that ERISA prohibits and violated duties under ERISA and federal common law by determining that no dividends were payable with respect to the contracts from and after 1999. On September 26, 2012, the court denied MLIC’s motion to dismiss the complaint. The Company is defending the action vigorously.

Dolan v. Lawsky, et al. (S.D.N.Y., filed November 8, 2012).  Several plaintiffs filed this action against the New York Superintendent of Financial Services, MLIC, and other parties alleging that the defendants breached fiduciary duties and contractual obligations and were unjustly enriched through actions they took with respect to the rehabilitation and subsequent liquidation of ELNY. Among other things, plaintiffs assert that contracts entered into in 1992 between MLIC and the ELNY rehabilitator were improper. Plaintiffs seek to represent a class of beneficiaries of ELNY structured settlement annuities who will receive reduced payments under ELNY’s court-approved liquidation plan. The Company intends to defend the action vigorously.

International Litigation

Italy Fund Redemption Suspension Complaints and Litigation.  As a result of suspension of withdrawals and diminution in value in certain funds offered within certain unit-linked policies sold by the Italian branch of Alico Life International, Ltd. (“ALIL”), a number of policyholders invested in those funds have either commenced or threatened litigation against ALIL, alleging misrepresentation, inadequate disclosures and other related claims. These policyholders contacted ALIL beginning in July 2009 alleging that the funds operated at variance to the published prospectus and that prospectus risk disclosures were allegedly wrong, unclear, and misleading. The limited number of lawsuits or complaints that have been filed to date have either been resolved or are proceeding. In March 2011, ALIL implemented a plan to resolve policyholder claims. Under the plan, ALIL provided liquidity to the suspended funds so that policyholders may withdraw investments in these funds, and ALIL offered policyholders amounts in addition to the liquidation value of the suspended funds based on the performance of other relevant financial products. The settlement program achieved a 97% acceptance rate. Those policyholders who did not accept the settlement may still pursue other remedies or commence individual litigation. Under the terms of the stock purchase agreement dated as of March 7, 2010, as amended, by and among MetLife, Inc., AIG and AM Holdings LLC, AIG agreed to indemnify MetLife, Inc. and its affiliates for third party claims and regulatory fines associated with ALIL’s suspended funds.

Employee Benefit Plans

As disclosed in Note 17, no contributions are required to be made to the Subsidiaries’ U.S. qualified pension plans during 2012; however, during the third quarter of 2012, $405 million of discretionary contributions were made by the Subsidiaries to those plans.

Stock-Based Compensation Plans

Payout of 2009 — 2011 Performance Shares

As discussed in Note 18, vested Performance Shares are multiplied by a performance factor of 0.0 to 2.0 based largely on MetLife, Inc.’s performance. For this purpose, MetLife, Inc.’s performance is determined in terms of (a) the change in annual net operating earnings and (b) total shareholder return, in each case, over the applicable three-year performance period compared to the performance of its competitors. Final Performance Shares are paid in shares of MetLife, Inc. common stock. The performance factor for the January 1, 2009 — December 31, 2011 performance period was 1.13. This factor has been applied to the 1,791,609 Performance Shares associated with that performance period that vested on December 31, 2011 and, as a result, 2,024,518 shares of MetLife, Inc.’s common stock (less withholding for taxes and other items, as applicable) were issued, aside from shares that payees chose to defer, during the second quarter of 2012.

Payout of 2009 — 2011 Performance Units

Vested Performance Units are multiplied by a performance factor of 0.0 to 2.0 based largely on MetLife, Inc.’s performance. For this purpose, MetLife, Inc.’s performance is determined in terms of (a) the change in annual net operating earnings and (b) total shareholder return, in each case, over the applicable three-year performance period compared to the performance of its competitors. Final Performance Units which are payable in cash equal to the closing price of MetLife, Inc. common stock on a date following the last day of the three-year performance period. The performance factor for the January 1, 2009 — December 31, 2011 performance period was 1.13. This factor has been applied to the 51,144 Performance Units associated with that performance period that vested on December 31, 2011 and, as a result, the cash value of 57,793 units was paid during the second quarter of 2012.

Dividends

Preferred Stock

In November 2012, MetLife, Inc. announced dividends of $0.2527777 per share, for a total of $7 million on its Series A preferred shares, and $0.4062500 per share, for a total of $24 million on its Series B preferred shares. Both dividends will be paid on December 17, 2012 to shareholders of record as of November 30, 2012.

In August 2012, MetLife, Inc. announced dividends of $0.2555555 per share, for a total of $6 million on its Series A preferred shares, and $0.4062500 per share, for a total of $24 million on its Series B preferred shares. Both dividends were paid on September 17, 2012 to shareholders of record as of August 31, 2012.

In May 2012, MetLife, Inc. announced dividends of $0.2555555 per share, for a total of $7 million on its Series A preferred shares, and $0.4062500 per share, for a total of $24 million on its Series B preferred shares. Both dividends were paid on June 15, 2012 to shareholders of record as of May 31, 2012.

In February 2012, MetLife, Inc. announced dividends of $0.2527777 per share, for a total of $6 million on its Series A preferred shares, and $0.4062500 per share, for a total of $24 million on its Series B preferred shares. Both dividends were paid on March 15, 2012 to shareholders of record as of February 29, 2012.

Common Stock

In October 2012, the Company’s Board of Directors approved an annual dividend for 2012 of $0.74 per common share payable on December 14, 2012 to stockholders of record as of November 9, 2012. The Company estimates the aggregate dividend payment to be $812 million.

Dividend Restrictions

During June 2012, MICC distributed shares of an affiliate to MetLife, Inc. as an in-kind extraordinary dividend of $202 million as calculated on a statutory basis. Regulatory approval for this extraordinary dividend was obtained due to the timing of payment. Remaining dividends permitted to be paid in 2012 without regulatory approval total $302 million.

During May 2012, American Life received regulatory approval to pay an extraordinary dividend for an amount up to the funds remitted in connection with the Company’s restructuring of American Life’s business in Japan. The dividend may be paid in installments by November 30, 2012. Subsequently, $1.5 billion was remitted to American Life. See “— Branch Restructuring” above. Of this approved amount, $1.0 billion was paid to MetLife, Inc. as an extraordinary dividend, during May 2012, which included the $168 million otherwise permitted to be paid without approval later in 2012, due to the timing of such dividend.

See Note 18 for information on dividend restrictions.

Restructuring Charges

The Company has commenced an enterprise-wide strategic initiative. This global strategy focuses on leveraging the Company’s scale to improve the value it provides to customers and shareholders in order to reduce costs, enhance revenues, achieve efficiencies and reinvest in its technology, platforms and functionality to improve its current operations and develop new capabilities.

The Company has incurred restructuring charges of $101 million and made cash payments of $66 million through September 30, 2012. These restructuring charges are included in other expenses. As the expenses relate to an enterprise-wide initiative, they are reported within Corporate & Other. Estimated restructuring costs may change as management continues to execute this enterprise-wide strategic initiative.

Management anticipates further restructuring charges including severance, lease and asset impairments, through the year ending December 31, 2014. However, currently such restructuring plans are not sufficiently developed to enable management to make an estimate of such restructuring charges.

Hurricane Sandy

On October 29, 2012, Hurricane Sandy made landfall in the United States causing loss of lives and extensive property damage. Because of the limited information available, the Company is currently unable to reasonably estimate the impact of the hurricane on its property & casualty insurance operations or other businesses.